SEVENTH AMENDMENT TO THE

FUND SERVICING AGREEMENT

THIS SEVENTH AMENDMENT effective as of the last date on the signature block (the “Effective Date”), to the Fund Servicing Agreement dated as of October 16, 2025, as amended (the “Agreement”), is entered into by and between CORGI ETF TRUST I, a Delaware statutory trust (the “Trust”) and U.S. BANCORP FUND SERVICES, LLC (d/b/a U.S. Bank Global Fund Services), a Wisconsin limited liability company (“USBGFS”).

RECITALS

WHEREAS, the parties have entered into the Agreement; and

WHEREAS, the parties desire to amend the Agreement to update Exhibit A to add the following funds:

• Corgi 800VDC Power ETF

• Corgi Advanced Packaging ETF

• Corgi AI Connectors & Interconnect ETF

• Corgi AI Data Center Cooling ETF

• Corgi AI Data Storage ETF

• Corgi AI Infrastructure Bottlenecks ETF

• Corgi AI Infrastructure Outliers ETF

• Corgi AI Memory Buildout ETF

• Corgi AI Networking & Signal Integrity ETF

• Corgi AI Photonics ETF

• Corgi AI Power & Grid Infrastructure ETF

• Corgi AI Training Data ETF

• Corgi Asia AI Supply Chain ETF

• Corgi Autonomous Vehicle ETF

• Corgi Bloomberg 1000 Dividend Growth ETF

• Corgi Bloomberg 2000 ETF

• Corgi Bloomberg 2000 Growth ETF

• Corgi Bloomberg 2000 Value ETF

• Corgi Bloomberg 3000 ETF

• Corgi Bloomberg 500 Dividend ETF

• Corgi Bloomberg 500 Equal Weight ETF

• Corgi Bloomberg 500 ETF

• Corgi Bloomberg 500 Growth ETF

• Corgi Bloomberg 500 Value ETF

• Corgi Bloomberg Free Cash Flow ETF

• Corgi Bloomberg Gold Miners ETF

• Corgi Bloomberg Micro-Cap ETF

• Corgi Bloomberg U.S. 100 ETF

• Corgi Bloomberg U.S. Biotech ETF

• Corgi Bloomberg U.S. Communication Services ETF

• Corgi Bloomberg U.S. Consumer Discretionary ETF

• Corgi Bloomberg U.S. Consumer Staples ETF

• Corgi Bloomberg U.S. Energy ETF

• Corgi Bloomberg U.S. Financials ETF

• Corgi Bloomberg U.S. Health Care ETF

• Corgi Bloomberg U.S. Homebuilders ETF

• Corgi Bloomberg U.S. Industrials ETF

• Corgi Bloomberg U.S. Infrastructure Development ETF

• Corgi Bloomberg U.S. Low Volatility ETF

• Corgi Bloomberg U.S. Mid Cap Dividend ETF

• Corgi Bloomberg U.S. Mid Cap ETF

• Corgi Bloomberg U.S. Momentum ETF

• Corgi Bloomberg U.S. Multifactor ETF

• Corgi Bloomberg U.S. Quality ETF

• Corgi Bloomberg U.S. Real Estate ETF

• Corgi Bloomberg U.S. REIT ETF

• Corgi Bloomberg U.S. Semiconductor ETF

• Corgi Capacitor ETF

• Corgi Circuit Board ETF

• Corgi Compound Semiconductor Substrates ETF

• Corgi Co-Packaged Optics ETF

• Corgi Custom AI Silicon ETF

• Corgi Data Center Construction ETF

• Corgi Edge AI Chip ETF

• Corgi Emerging Markets Equities 15% Structured Buffer ETF - October Series

• Corgi Ex-US AI Enablers ETF

• Corgi FTSE 10+ Year IG Corporate Bond ETF

• Corgi FTSE 10-20 Year U.S. Treasury Bond ETF

• Corgi FTSE 20+ Year U.S. Treasury Bond ETF

• Corgi FTSE 5–10 Year IG Corporate Bond ETF

• Corgi FTSE 7-10 Year U.S. Treasury Bond ETF

• Corgi FTSE Aaa–A Intermediate Corporate Bond ETF

• Corgi FTSE BBB Rated Corporate Bond ETF

• Corgi FTSE Fallen Angels Bond ETF

• Corgi FTSE High Yield Corporate Bond ETF

• Corgi FTSE Intermediate Government/Credit Bond ETF

• Corgi FTSE U.S. Aggregate Bond ETF

• Corgi FTSE U.S. IG Corporate Bond ETF

• Corgi FTSE U.S. MBS Bond ETF

• Corgi FTSE U.S. TIPS Bond ETF

• Corgi FTSE U.S. Treasury Bond ETF

• Corgi Grid & Electrification ETF

• Corgi Growth & Technology 10% Structured Buffer ETF - October Series

• Corgi Growth & Technology 15% Structured Buffer ETF - October Series

• Corgi International Developed Equities 15% Structured Buffer ETF - October Series

• Corgi Korean Robotics ETF

• Corgi Large Language Model ETF

• Corgi MANGOS 2x Daily ETF

• Corgi Money Market ETF

• Corgi Munificent 7 ETF

• Corgi Neocloud ETF

• Corgi Power Semiconductor ETF

• Corgi Rare Earths & Critical Minerals ETF

• Corgi Ratings & Exchanges ETF

• Corgi Robotics Enablers ETF

• Corgi Semiconductor Design & IP ETF

• Corgi Semiconductor Foundry & Capex Cycle ETF

• Corgi Semiconductor Process Materials ETF

• Corgi Semiconductor Substrates & Materials ETF

• Corgi Sensing & Perception ETF

• Corgi Specialty Semiconductor Equipment ETF

• Corgi Transport Tollbooth ETF

• Corgi U.S. Equities 10% Structured Buffer ETF - October Series

• Corgi U.S. Equities 100% Structured Buffer ETF - October Series

• Corgi U.S. Equities 15% Structured Buffer ETF - October Series

• Corgi U.S. Equities 30% Structured Buffer ETF - October Series

• Corgi U.S. Small-Cap 15% Structured Buffer ETF - October Series

• Corgi Water Technology ETF

WHEREAS, the parties desire to reflect that the following funds were added to the agreement by Amendment 6, dated as of September 1, 2026:

• Corgi HBM ETF

• Corgi Memory ETF

WHEREAS, Section 14(f) of the Agreement allows for its amendment by a written instrument executed by both parties and authorized or approved by the Trust’s Board.

NOW, THEREFORE, the parties agree as follows:

1. Exhibit A of the Agreement is hereby superseded and replaced in its entirety with Exhibit A attached hereto.

2. Except to the extent amended hereby, the Agreement shall remain in full force and effect.

IN WITNESS WHEREOF, the parties hereto have caused this Seventh Amendment to be executed by a duly authorized officer on one or more counterparts as of the date last written below.

CORGI ETF TRUST I	U.S. BANCORP FUND SERVICES, LLC
By: /s/ Emily Yuan	By: /s/ Elizabeth Scalf
Name: Emily Yuan	Name: Elizabeth Scalf
Title: President	Title: Senior Vice President
Date: 2026-09-18	Date: 9/21/2026

EXHIBIT A

Funds

Corgi 800VDC Power ETF
Corgi 0-3 Month T-Bill ETF
Corgi 0-5 Year High Yield Corporate Bond ETF
Corgi 1-3 Year Treasury Bond ETF
Corgi 1-5 Year Investment Grade Corporate Bond ETF
Corgi 3-12 Month T-Bill ETF
Corgi 3-7 Year Treasury Bond ETF
Corgi AAPL 2x Daily ETF
Corgi ACHR 2x Daily ETF
Corgi ACLS 2x Daily ETF
Corgi ACMR 2x Daily ETF
Corgi Advanced Packaging ETF
Corgi Advantest 2x Daily ETF
Corgi Aerospace & Commercial Aviation 2x Daily ETF
Corgi Aerospace & Commercial Aviation ETF
Corgi AGIX 2x Daily ETF
Corgi AI Connectors & Interconnect ETF
Corgi AI Cybersecurity 2x Daily ETF
Corgi AI Cybersecurity ETF
Corgi AI Data Center Cooling ETF
Corgi AI Data Storage ETF
Corgi AI Infrastructure Bottlenecks ETF
Corgi AI Infrastructure Outliers ETF
Corgi AI Memory Buildout ETF
Corgi AI Networking & Signal Integrity ETF
Corgi AI Photonics ETF
Corgi AI Power & Grid Infrastructure ETF
Corgi AI Training Data ETF
Corgi ALAB 2x Daily ETF
Corgi All Commodities 2x Daily ETF
Corgi All World 2x Daily ETF
Corgi AMAT 2x Daily ETF
Corgi AMD 2x Daily ETF
Corgi AMKR 2x Daily ETF
Corgi AMZN 2x Daily ETF
Corgi APP 2x Daily ETF
Corgi ARM 2x Daily ETF
Corgi Asia AI Supply Chain ETF
Corgi ASM 2x Daily ETF
Corgi ASML 2x Daily ETF

Corgi ASTS 2x Daily ETF
Corgi Autonomous Vehicle ETF
Corgi AVGO 2x Daily ETF
Corgi AXTI 2x Daily ETF
Corgi BABA 2x Daily ETF
Corgi Battery Energy Storage Systems 2x Daily ETF
Corgi Battery Energy Storage Systems ETF
Corgi Bay Area Based 2x Daily ETF
Corgi Bay Area Based ETF
Corgi BE 2x Daily ETF
Corgi Beauty, Skincare & Aesthetics 2x Daily ETF
Corgi Beauty, Skincare & Aesthetics ETF
Corgi Besi 2x Daily ETF
Corgi Bloomberg 1000 Dividend Growth ETF
Corgi Bloomberg 2000 ETF
Corgi Bloomberg 2000 Growth ETF
Corgi Bloomberg 2000 Value ETF
Corgi Bloomberg 3000 ETF
Corgi Bloomberg 500 Dividend ETF
Corgi Bloomberg 500 Equal Weight ETF
Corgi Bloomberg 500 ETF
Corgi Bloomberg 500 Growth ETF
Corgi Bloomberg 500 Value ETF
Corgi Bloomberg Free Cash Flow ETF
Corgi Bloomberg Gold Miners ETF
Corgi Bloomberg Micro-Cap ETF
Corgi Bloomberg U.S. 100 ETF
Corgi Bloomberg U.S. Biotech ETF
Corgi Bloomberg U.S. Communication Services ETF
Corgi Bloomberg U.S. Consumer Discretionary ETF
Corgi Bloomberg U.S. Consumer Staples ETF
Corgi Bloomberg U.S. Energy ETF
Corgi Bloomberg U.S. Financials ETF
Corgi Bloomberg U.S. Health Care ETF
Corgi Bloomberg U.S. Homebuilders ETF
Corgi Bloomberg U.S. Industrials ETF
Corgi Bloomberg U.S. Infrastructure Development ETF
Corgi Bloomberg U.S. Low Volatility ETF
Corgi Bloomberg U.S. Mid Cap Dividend ETF
Corgi Bloomberg U.S. Mid Cap ETF
Corgi Bloomberg U.S. Momentum ETF
Corgi Bloomberg U.S. Multifactor ETF
Corgi Bloomberg U.S. Quality ETF
Corgi Bloomberg U.S. Real Estate ETF

Corgi Bloomberg U.S. REIT ETF
Corgi Bloomberg U.S. Semiconductor ETF
Corgi BMNR 2x Daily ETF
Corgi Brazil 2x Daily ETF
Corgi BRKB 2x Daily ETF
Corgi Buy Now Pay Later 2x Daily ETF
Corgi Buy Now Pay Later ETF
Corgi CAMT 2x Daily ETF
Corgi Capacitor ETF
Corgi CART 2x Daily ETF
Corgi China 2x Daily ETF
Corgi Chinese Internet 2x Daily ETF
Corgi CIFR 2x Daily ETF
Corgi Circuit Board ETF
Corgi Coffee & Energy Drinks 2x Daily ETF
Corgi Coffee & Energy Drinks ETF
Corgi COHR 2x Daily ETF
Corgi COIN 2x Daily ETF
Corgi Compound Semiconductor Substrates ETF
Corgi Co-Packaged Optics ETF
Corgi CRCL 2x Daily ETF
Corgi CRDO 2x Daily ETF
Corgi CRUS 2x Daily ETF
Corgi CRWD 2x Daily ETF
Corgi CRWV 2x Daily ETF
Corgi Crypto Infrastructure 2x Daily ETF
Corgi Crypto Infrastructure ETF
Corgi Custom AI Silicon ETF
Corgi Data & Surveillance 2x Daily ETF
Corgi Data & Surveillance ETF
Corgi Data Center Construction ETF
Corgi Delta Electronics 2x Daily ETF
Corgi Digital Banking & Fintech Infrastructure 2x Daily ETF
Corgi Digital Banking & Fintech Infrastructure ETF
Corgi DISCO 2x Daily ETF
Corgi Drones & Urban Air Mobility 2x Daily ETF
Corgi Drones & Urban Air Mobility ETF
Corgi Edge AI Chip ETF
Corgi Emerging Markets 2x Daily ETF
Corgi Emerging Markets Equities 15% Structured Buffer ETF - August Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - July Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - June Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - May Series

Corgi Emerging Markets Equities 15% Structured Buffer ETF - October Series
Corgi Emerging Markets Equities 15% Structured Buffer ETF - September Series
Corgi EOSE 2x Daily ETF
Corgi Europe Equities 2x Daily ETF
Corgi Ex-U.S. Equities 2x Daily ETF
Corgi Ex-US AI Enablers ETF
Corgi FTSE 10+ Year IG Corporate Bond ETF
Corgi FTSE 10-20 Year U.S. Treasury Bond ETF
Corgi FTSE 20+ Year U.S. Treasury Bond ETF
Corgi FTSE 5–10 Year IG Corporate Bond ETF
Corgi FTSE 7-10 Year U.S. Treasury Bond ETF
Corgi FTSE Aaa–A Intermediate Corporate Bond ETF
Corgi FTSE BBB Rated Corporate Bond ETF
Corgi FTSE Fallen Angels Bond ETF
Corgi FTSE High Yield Corporate Bond ETF
Corgi FTSE Intermediate Government/Credit Bond ETF
Corgi FTSE U.S. Aggregate Bond ETF
Corgi FTSE U.S. IG Corporate Bond ETF
Corgi FTSE U.S. MBS Bond ETF
Corgi FTSE U.S. TIPS Bond ETF
Corgi FTSE U.S. Treasury Bond ETF
Corgi Genomics & Precision Medicine 2x Daily ETF
Corgi Genomics & Precision Medicine ETF
Corgi GEV 2x Daily ETF
Corgi GLXY 2x Daily ETF
Corgi GME 2x Daily ETF
Corgi GOOGL 2x Daily ETF
Corgi Grid & Electrification ETF
Corgi Growth & Technology 10% Structured Buffer ETF - August Series
Corgi Growth & Technology 10% Structured Buffer ETF - July Series
Corgi Growth & Technology 10% Structured Buffer ETF - June Series
Corgi Growth & Technology 10% Structured Buffer ETF – May Series
Corgi Growth & Technology 10% Structured Buffer ETF - October Series
Corgi Growth & Technology 10% Structured Buffer ETF - September Series
Corgi Growth & Technology 15% Structured Buffer ETF - August Series
Corgi Growth & Technology 15% Structured Buffer ETF - July Series
Corgi Growth & Technology 15% Structured Buffer ETF - June Series
Corgi Growth & Technology 15% Structured Buffer ETF - May Series
Corgi Growth & Technology 15% Structured Buffer ETF - October Series
Corgi Growth & Technology 15% Structured Buffer ETF - September Series
Corgi HBM ETF
Corgi High Voltage Grid Equipment 2x Daily ETF
Corgi High Voltage Grid Equipment ETF

Corgi HIMS 2x Daily ETF
Corgi HOOD 2x Daily ETF
Corgi Hyundai 2x Daily ETF
Corgi India 2x Daily ETF
Corgi INTC 2x Daily ETF
Corgi International Developed Equities 15% Structured Buffer ETF - October Series
Corgi International Developed Equities 15% Structured Buffer ETF - August Series
Corgi International Developed Equities 15% Structured Buffer ETF - July Series
Corgi International Developed Equities 15% Structured Buffer ETF - June Series
Corgi International Developed Equities 15% Structured Buffer ETF - May Series
Corgi International Developed Equities 15% Structured Buffer ETF - September Series
Corgi IONQ 2x Daily ETF
Corgi IP Licensing & Royalties 2x Daily ETF
Corgi IP Licensing & Royalties ETF
Corgi IREN 2x Daily ETF
Corgi JOBY 2x Daily ETF
Corgi KEYS 2x Daily ETF
Corgi Kioxia 2x Daily ETF
Corgi Korean Robotics ETF
Corgi Large Language Model ETF
Corgi Lasertec 2x Daily ETF
Corgi LASR 2x Daily ETF
Corgi Lifestyle Brands 2x Daily ETF
Corgi Lifestyle Brands ETF
Corgi LITE 2x Daily ETF
Corgi Lithography & Semiconductor Photonics 2x Daily ETF
Corgi Lithography & Semiconductor Photonics ETF
Corgi Longevity Consumer 2x Daily ETF
Corgi Longevity Consumer ETF
Corgi LRCX 2x Daily ETF
Corgi LRN 2x Daily ETF
Corgi Mag 7 2x Daily ETF
Corgi Mag 7 ETF
Corgi MANGOS 2x Daily ETF
Corgi MANGOS ETF
Corgi MARA 2x Daily ETF
Corgi MediaTek 2x Daily ETF
Corgi Memory ETF
Corgi META 2x Daily ETF
Corgi MNST 2x Daily ETF
Corgi Money Market ETF
Corgi MPWR 2x Daily ETF
Corgi MRVL 2x Daily ETF

Corgi MSFT 2x Daily ETF
Corgi MSI 2x Daily ETF
Corgi MSTR 2x Daily ETF
Corgi MU 2x Daily ETF
Corgi Munificent 7 ETF
Corgi Natural Gas Power & Turbines 2x Daily ETF
Corgi Natural Gas Power & Turbines ETF
Corgi NBIS 2x Daily ETF
Corgi Neocloud ETF
Corgi NFLX 2x Daily ETF
Corgi NOW 2x Daily ETF
Corgi NVDA 2x Daily ETF
Corgi NVO 2x Daily ETF
Corgi NVTS 2x Daily ETF
Corgi NYC Based 2x Daily ETF
Corgi NYC Based ETF
Corgi OKLO 2x Daily ETF
Corgi ONDS 2x Daily ETF
Corgi ONTO 2x Daily ETF
Corgi ORCL 2x Daily ETF
Corgi PLTR 2x Daily ETF
Corgi Ports, Rail & Freight 2x Daily ETF
Corgi Ports, Rail & Freight ETF
Corgi Power Semiconductor ETF
Corgi QBTS 2x Daily ETF
Corgi Quantum Computing 2x Daily ETF
Corgi Quantum Computing ETF
Corgi Rare Earths & Critical Minerals ETF
Corgi Ratings & Exchanges ETF
Corgi RDDT 2x Daily ETF
Corgi RGTI 2x Daily ETF
Corgi RIVN 2x Daily ETF
Corgi RKLB 2x Daily ETF
Corgi RMBS 2x Daily ETF
Corgi Robotics Enablers ETF
Corgi Robots & Humanoids 2x Daily ETF
Corgi Robots & Humanoids ETF
Corgi Samsung 2x Daily ETF
Corgi Semiconductor Design & IP ETF
Corgi Semiconductor Foundry & Capex Cycle ETF
Corgi Semiconductor Process Materials ETF
Corgi Semiconductor Substrates & Materials ETF
Corgi Sensing & Perception ETF

Corgi Shipping & Global Logistics 2x Daily ETF
Corgi Shipping & Global Logistics ETF
Corgi SIMO 2x Daily ETF
Corgi SK hynix 2x Daily ETF
Corgi SMCI 2x Daily ETF
Corgi SMR 2x Daily ETF
Corgi SNDK 2x Daily ETF
Corgi SOFI 2x Daily ETF
Corgi South Korea 2x Daily ETF
Corgi Space & Satellite Communications 2x Daily ETF
Corgi Space & Satellite Communications ETF
Corgi Specialty Semiconductor Equipment ETF
Corgi Sports Betting & Gambling 2x Daily ETF
Corgi Sports Betting & Gambling ETF
Corgi Taiwan 2x Daily ETF
Corgi TEL 2x Daily ETF
Corgi TEM 2x Daily ETF
Corgi TER 2x Daily ETF
Corgi Total U.S. Market 2x Daily ETF
Corgi TPL 2x Daily ETF
Corgi Transport Tollbooth ETF
Corgi Travel & Leisure 2x Daily ETF
Corgi Travel & Leisure ETF
Corgi TSLA 2x Daily ETF
Corgi TSM 2x Daily ETF
Corgi U.S. Biotech 2x Daily ETF
Corgi U.S. Consumer Discretionary 2x Daily ETF
Corgi U.S. Consumer Staples 2x Daily ETF
Corgi U.S. Energy 2x Daily ETF
Corgi U.S. Equities 10% Structured Buffer ETF - August Series
Corgi U.S. Equities 10% Structured Buffer ETF - July Series
Corgi U.S. Equities 10% Structured Buffer ETF - June Series
Corgi U.S. Equities 10% Structured Buffer ETF - May Series
Corgi U.S. Equities 10% Structured Buffer ETF - October Series
Corgi U.S. Equities 10% Structured Buffer ETF - September Series
Corgi U.S. Equities 100% Structured Buffer ETF - August Series
Corgi U.S. Equities 100% Structured Buffer ETF - July Series
Corgi U.S. Equities 100% Structured Buffer ETF - June Series
Corgi U.S. Equities 100% Structured Buffer ETF - May Series
Corgi U.S. Equities 100% Structured Buffer ETF - October Series
Corgi U.S. Equities 100% Structured Buffer ETF - September Series
Corgi U.S. Equities 15% Structured Buffer ETF - August Series
Corgi U.S. Equities 15% Structured Buffer ETF - July Series

Corgi U.S. Equities 15% Structured Buffer ETF - June Series
Corgi U.S. Equities 15% Structured Buffer ETF - May Series
Corgi U.S. Equities 15% Structured Buffer ETF - October Series
Corgi U.S. Equities 15% Structured Buffer ETF - September Series
Corgi U.S. Equities 30% Structured Buffer ETF - August Series
Corgi U.S. Equities 30% Structured Buffer ETF - July Series
Corgi U.S. Equities 30% Structured Buffer ETF - June Series
Corgi U.S. Equities 30% Structured Buffer ETF – May Series
Corgi U.S. Equities 30% Structured Buffer ETF - October Series
Corgi U.S. Equities 30% Structured Buffer ETF – September Series
Corgi U.S. Financials 2x Daily ETF
Corgi U.S. Growth 2x Daily ETF
Corgi U.S. Healthcare 2x Daily ETF
Corgi U.S. Industrials 2x Daily ETF
Corgi U.S. Infrastructure 2x Daily ETF
Corgi U.S. Large-Cap 2x Daily ETF
Corgi U.S. Materials 2x Daily ETF
Corgi U.S. Mega-Cap Growth 2x Daily ETF
Corgi U.S. Micro-Cap 2x Daily ETF
Corgi U.S. Mid-Cap 2x Daily ETF
Corgi U.S. Real Estate 2x Daily ETF
Corgi U.S. Regional Banks 2x Daily ETF
Corgi U.S. Semiconductors 2x Daily ETF
Corgi U.S. Small-Cap 15% Structured Buffer ETF - August Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - July Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - June Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF – May Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF - October Series
Corgi U.S. Small-Cap 15% Structured Buffer ETF – September Series
Corgi U.S. Small-Cap 2x Daily ETF
Corgi U.S. Technology 2x Daily ETF
Corgi U.S. Utilities 2x Daily ETF
Corgi U.S. War Machine 2x Daily ETF
Corgi U.S. War Machine ETF
Corgi UCTT 2x Daily ETF
Corgi UMC 2x Daily ETF
Corgi UNH 2x Daily ETF
Corgi UPST 2x Daily ETF
Corgi UUUU 2x Daily ETF
Corgi VRT 2x Daily ETF
Corgi Water Technology ETF
Corgi WDC 2x Daily ETF

Founder-Led 2x Daily ETF
Founder-Led ETF
Inside Ownership 100 ETF